Financial assets	12 Months Ended
Dec. 31, 2022
Financial assets.
Financial assets

14.Financial assets

Current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months measured at amortized costs. In 2022, the Company entered into USD term deposits at a well-established financial institution for a total amount $US 57.5 million and €51.0 million. As at August 16, 2022, $US 25.0 million and as at December 30, 2022, $US 2.5 million reached maturity and is subsequently held as cash. As at December 15, 2022, €2.0 million reached maturity and is subsequently held as cash. The investments in USD and EUR term deposits are made with excess cash, to optimize the Company’s return and thus benefit the cash management whereby negative returns on cash balances are decreased.

As per December 31, 2022, the current financial assets consists of $US 30.0 million, which could generate a foreign currency exchange gain or loss in the financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is EUR, and €49.0 million. The total amount of term deposits as per December 31, 2022, amounts to  €77.0 million.